Blue Owl Capital Inc. Fourth Quarter 2024 Results

NEW YORK (February 6, 2025) – Blue Owl Capital Inc. (NYSE:OWL) (“Blue Owl”) today reported its financial results for the fourth quarter ended December 31, 2024.
“2024 was a year of new highs for Blue Owl – we reported record fundraising and deployment, ending the year above $250 billion dollars of AUM. These achievements reflect the ongoing diversification of our business, which stem from product innovation and strategic M&A, positioning Blue Owl for continued success in an evolving alternatives market,” said Doug Ostrover and Marc Lipschultz, Co-CEOs of Blue Owl. “Our business continues to expand in scale and solutions, allowing us to enhance our partnerships with counterparties. For investors, we have drastically expanded the number of touchpoints and structures available while maintaining our focus on producing favorable outcomes through income generation and downside protection. We look forward to highlighting these developments in greater detail and laying out a dynamic 5-year growth plan for Blue Owl tomorrow at our Investor Day. Our goal is to continue to lead across the largest secular growth trends defining the alternatives industry over the next decade.”
Blue Owl issued its full detailed presentation of its fourth quarter ended December 31, 2024 results, which can be viewed through the Shareholders section of Blue Owl's website at https://ir.blueowl.com/Investors/events-and-presentations.
Dividend
Blue Owl declared a quarterly dividend of $0.18 per Class A Share, payable on February 28, 2025, to shareholders of record at the close of business on February 19, 2025.
Quarterly Investor Call Details:
Blue Owl will host its fourth quarter 2024 investor call via public webcast on February 6, 2025 at 8:30 a.m. ET. To register, please visit the Shareholders section of Blue Owl's website at https://ir.blueowl.com/overview.
The conference call may be accessed by dialing +1 (888) 330-2454 (U.S. callers) or +1 (240) 789-2714 (non-U.S. callers); conference ID 4153114. For those unable to listen to the live broadcast, there will be a webcast replay available on the Shareholders section of Blue Owl’s website.
All callers will need to enter the Conference ID followed by the # sign and reference "Blue Owl Capital" once connected with the operator. All callers are asked to dial in 10-15 minutes prior to the call so that name and company information can be collected.
About Blue Owl
Blue Owl (NYSE: OWL) is a leading asset manager that is redefining alternatives.
With over $250 billion in assets under management as of December 31, 2024, we invest across three multi-strategy platforms: Credit, GP Strategic Capital, and Real Assets. Anchored by a strong permanent capital base, we provide businesses with private capital solutions to drive long-term growth and offer institutional investors, individual investors, and insurance companies differentiated alternative investment opportunities that aim to deliver strong performance, risk-adjusted returns, and capital preservation.
Together with over 1,100 experienced professionals globally, Blue Owl brings the vision and discipline to create the exceptional. To learn more, visit www.blueowl.com.

Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date made. Blue Owl assumes no obligation to update or revise any such forward-looking statements except as required by law.
These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blue Owl’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.
Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of acquisitions; costs related to acquisitions; the inability to maintain the listing of Blue Owl’s shares on the New York Stock Exchange; Blue Owl’s ability to manage growth; Blue Owl’s ability to execute its business plan and meet its projections; potential litigation involving Blue Owl; changes in applicable laws or regulations; and the possibility that Blue Owl may be adversely affected by other economic, business, geopolitical and competitive factors.
Investor Contact
Ann Dai
Head of Investor Relations
blueowlir@blueowl.com
Media Contact
Nick Theccanat
Principal, Corporate Communications & Government Affairs
Nick.Theccanat@blueowl.com